COMMERCIAL GUARANTY

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
BORROWER:   800 Canal Street Limited Partnership            LENDER:  First National Bank of Commerce
            (TIN: 72-1194621)                                        TIN: 72-0269760
            210 Baronne Street, Suite 1717                           P. O. Box 60279
            New Orleans, LA   70112                                  210 Baronne Street
                                                                     New Orleans, LA   70160

GUARANTOR:  Sonesta Louisiana Hotels Corporation
            TIN 72-1246856
            c/o Sonesta International Hotels Corporation
            200 Clarendon Street
            Boston, Massachusetts   02116
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AMOUNT OF GUARANTY. This is a guaranty of payment of the Indebtedness not to exceed the principal sum of $285,000.00, plus interest and other costs as set forth below.

DEFINITIONS. The following terms shall have the following meanings when used in this Agreement:

      Agreement. The word "Agreement" means this Guaranty Agreement as this Agreement may be amended or modified from time to time.

      Borrower. The word "Borrower" means individually, collectively and interchangeably 800 CANAL STREET LIMITED PARTNERSHIP.

      Guarantor. The word "Guarantor" means individually, collectively and interchangeably Sonesta Louisiana Hotels Corporation, a Louisiana corporation, and all other persons guaranteeing payment and satisfaction of Borrower's Indebtedness as hereinafter defined.

      Indebtedness. The word "Indebtedness" means all amounts which are or might become due and owing by Borrower for the monthly payments of principal and interest under the Note, as defined below, which arise during the term thereof and continuing up to the maturity date, but excluding accelerated principal payments due on said maturity date, except that a Ten Dollar ($10.00) advance to be credited against the first monthly payment under the Note shall be due on the date hereof and shall be advanced by Guarantor on behalf of Borrower (the "Guaranty Period"), together with all penalties, costs and attorneys' fees arising under the Note of Borrower to Lender after, but not before, Guarantor defaults on any payment due hereunder. Should Borrower default on the Note and Lender elect to accelerate the entire debt due thereunder, this Guaranty shall apply only to that portion of the principal amount of the debt due thereunder after the date of default which would have been paid during the Guaranty Period had the Note not been accelerated, plus all interest and penalties due thereon until the amount is paid. Should no acceleration of the Note occur prior to the maturity date, the term Indebtedness shall not include the remaining principal balance due on the Note on the maturity date other than any regularly scheduled monthly principal payment due on that date and any amounts which would have been due prior thereto but remain unpaid at maturity. The maximum amount of Indebtedness secured by this Guaranty shall be $285,000.00, plus interest and other charges due hereunder (the "Maximum Amount"). Periodic payment of amounts that are part of the Indebtedness hereby guaranteed shall reduce the Maximum Amount correspondingly.

      Interest. From and after the date of demand by Lender for payment hereunder, interest shall accrue on the amount demanded at the Default Rate due under the Note.

      Lender. The word "Lender" means First National Bank of Commerce TIN:
      72-0269760, its successors and assigns, and any subsequent holder or holders of Borrower's Indebtedness. Wire Instructions: First National Bank of Commerce, 210 Baronne Street, New Orleans, LA: ABA# 065000029, Attn:
      Lantz Harvey, for credit to 800 Canal Street Limited Partnership.

      Loan Agreement. The words "Loan Agreement" mean that certain Loan Agreement dated as of May 6, 1997 between Lender and Borrower, together with all amendments and supplements thereto.

      Note. The word "Note" means the promissory note defined and described as the "Hotel Term Note" under the Loan Agreement, which Note shall be executed by Borrower in connection with the Loan (as defined under the Loan Agreement), in the original principal amount up to $1,305,000 from Borrower to Lender excluding any amendments thereto unless consented to by Guarantor. After execution by Borrower, Lender agrees to attach a copy of the Note, initialed by Guarantor, as an exhibit hereto.

      Original Loan. The words "Original Loan" shall mean the loan made by Lender to Borrower in the principal amount of $12,600,000 dated September 15, 1993.

      Original Term Note. The words "Original Term Note" shall mean the Term Note as defined under the Phase I Loan Agreement.

      Phase I Loan Agreement. The words "Phase I Loan Agreement" shall mean the loan agreement between Borrower and Lender dated September 15, 1993 in connection with the Original Loan, defined herein.

GUARANTEE OF BORROWER'S INDEBTEDNESS. Guarantor hereby absolutely and unconditionally agrees to, and by these presents does hereby, guarantee the prompt and punctual payment, and satisfaction of any and all of Borrower's Indebtedness in favor of Lender.

JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor's obligations and liability under this Agreement shall be on a "solidary" or "joint and several" basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Borrower's Indebtedness. In the event that there is more than one Guarantor under this Agreement, or in the event that there are other guarantors, endorsers or sureties of all or any portion of Borrower's Indebtedness, Guarantor's obligations and liability hereunder shall further be on a "solidary" or "joint and several" basis along with such other guarantors, endorsers and/or sureties.

DEFAULT. (1). In the event of a termination of the Management Agreement due to Guarantor default, or a monetary default by Borrower on any of the regular monthly payments guaranteed above during the duration of the Guaranty, Lender may:

      (a) Accelerate and demand immediate payments of the principal portion of the Indebtedness which is to arise during the Guaranty Period, whether or not Guarantor continues to manage under the Management Agreement or,

      (b) Demand, without acceleration, payment of monthly payments due to Lender of Indebtedness as it arises during the Guaranty Period whether or not Guarantor continues to manage under the Management Agreement.

(2) Should Borrower default on the guaranteed payments set forth above due to the bankruptcy of Borrower, then Lender may:

      (a) Demand, without acceleration, payment one or more times of monthly payments due to Lender of Indebtedness as it arises during the Guaranty Period whether or not Guarantor continues to manage under the Management Agreement; or

      (b) Upon default in any such payment, accelerate and demand immediate payments of the Indebtedness which is to arise during the Guaranty Period, whether or not Guarantor continues to manage under the Management Agreement.


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05-01-97                      COMMERCIAL GUARANTY                        Page 2
Loan No.                         (Continued)

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GUARANTOR'S WAIVERS.  Guarantor hereby waives:

      (a) Notice of Lender's acceptance of this Agreement.

      (b) Presentment for payment of Borrower's Indebtedness, notice of dishonor and non-payment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice to, or demand for payment thereof, on any party.

      (c) Any right to require Lender to notify Guarantor of any non-payment relating to any collateral directly or indirectly securing Borrower's Indebtedness, or notice of any action or non-action on the part of Borrower, Lender, or any other guarantor, surety or endorser of Borrower's Indebtedness.

      (d) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.

      (e) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower's Indebtedness.

      (f) Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure.

      (g) Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower's Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower's Indebtedness.

      (h) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in full of Borrower's Indebtedness.

      (i) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there is any outstanding Indebtedness of Borrower to Lender which is barred by any applicable statute of limitations or prescriptive period.

Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law.

GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (a) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Indebtedness, and/or (b) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Indebtedness, and/or (c) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, and/or (d) if any of Guarantor's property is used to pay or satisfy any of Borrower's Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower's Indebtedness), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Indebtedness, until such time as Borrower's Indebtedness is fully paid and satisfied. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, Guarantor's obligations hereunder shall not be affected thereby and the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Indebtedness. If Guarantor is, or at any time may be, an "insider" of Borrower (or of any other guarantor, surety or endorser of Borrower's Indebtedness) within the context of
Section 101(30) of the Bankruptcy Code (11 U.S.C. 101(30)), Guarantor shall have no rights of, and unconditionally agrees not to seek or obtain, collection or reimbursement from Borrower (or from any other guarantor, surety or endorser of Borrower's Indebtedness), whether by subrogation of Lender's rights or otherwise until the thirteen (13) month anniversary date following the full and final payment and satisfaction of Borrower's Indebtedness.

GUARANTOR'S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor's collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower's Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower's then remaining Indebtedness in favor of Lender is fully paid and satisfied, or under the "insider" circumstances described above, until the thirteen (13) month anniversary date following the full and final payment and satisfaction of Borrower's Indebtedness. Other than payments under the Management Agreement in the event that Guarantor should for any reason whatsoever receive any payment(s) from Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) in trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, in trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor's deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor's deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such an account or accounts. To this end and to secure Guarantor's obligations under this Agreement, Guarantor collaterally assigns and pledges to Lender, and grants to Lender a continuing security interest in, any and all of Guarantor's present and future rights, title and interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), in which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower's Indebtedness) in favor of Lender.

DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor's obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender (with the exception of any indebtedness under a consumer credit card account), Guarantor is granting Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that Lender may at any time apply any funds that Guarantor may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, interest, fees, costs, expenses, and attorneys' fees.

ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing any of Guarantor's obligations or liabilities under this Agreement:

      (a) Make additional secured and/or unsecured loans to Borrower.

      (b) Discharge, release or agree not to sue any party (including, but not limited to, Borrower or any other guarantor, surety, or endorser of Borrower's Indebtedness), who is or may be liable to Lender for any of Borrower's Indebtedness.

      (c) sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Indebtedness.

      (d) Settle or compromise any of Borrower's Indebtedness.

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05-01-97                      COMMERCIAL GUARANTY                        Page 3
Loan No.                         (Continued)

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      (e) Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Indebtedness, or Lender's security rights in any collateral directly or indirectly securing any such Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.

      (f) Take or accept any other collateral security or guaranty for any or all of Borrower's Indebtedness.

      (g) Enter into, deliver, modify, amend or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Indebtedness.

NO IMPAIRMENT OF GUARANTOR'S OBLIGATIONS. No course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies under this Agreement or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the affect of impairing or releasing Guarantor's obligations and liabilities to Lender, or of waiving any of Lender's rights and remedies under this Agreement or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies; it being Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of its Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender's available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

NO RELEASE OF GUARANTOR. Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and affect notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

      (a) The death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or of any other guarantor, surety or endorser of Borrower's Indebtedness.

      (b) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.

      (c) Any dissolution of Borrower, or any sale, lease or transfer of all or any part of Borrower's assets.

AUTOMATIC REINSTATEMENT. This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, if a release or discharge has occurred, or if at any time, any payment or part thereof to Lender with respect to Borrower's Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower's Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower's Indebtedness, any prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor's obligations and liabilities hereunder shall not be discharged except by Guarantor's full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.

REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Each Guarantor represents and warrants that:

      (a) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.

      (b) Guarantor's guaranty of Borrower's Indebtedness and Guarantor's execution, delivery and performance of this Agreement are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or its property may be bound.

      (c) Guarantor has agreed and consented to execute this Agreement and to guarantee Borrower's Indebtedness in favor of Lender, at Borrower's request and not at the request of Lender.

      (d) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of Borrower's Indebtedness.

      (e) This Agreement, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.

      (f) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrower's financial condition.

      (g) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.

ADDITIONAL OBLIGATIONS OF GUARANTOR. So long as this Agreement remains in effect has not and will not, without Lender's prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor's assets in a manner which would create a material adverse change in the financial condition of Guarantor which could have an effect on Guarantor's ability to perform its obligations hereunder. Guarantor agrees to keep adequately informed of any facts, events or circumstances which might in any way affect Guarantor's risks under this Agreement. Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or material relating to Borrower or Borrower's Indebtedness.

ADDITIONAL DOCUMENTS; FINANCIAL STATEMENTS. Upon the reasonable request of Lender, Guarantor will, at any time, and from time to time, execute and deliver to Lender any and all such financial instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender to obtain the full benefits of this Agreement. Guarantor further agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

TRANSFER OF INDEBTEDNESS. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of all or any part of Borrower's Indebtedness. This Agreement shall be transferrable and negotiable with the same force and effect and to the same extent as Borrower's Indebtedness may be transferrable; it being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower's Indebtedness, the holder of such Indebtedness shall have all of the rights and remedies granted to Lender under this Agreement. Guarantor further agrees that, upon any transfer of all or any portion of Borrower's Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Indebtedness, and such collateral shall secure any and all of Borrower's Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.

CONSENT TO PARTICIPATION. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower's Indebtedness through sales of participation interests in such Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted under

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Loan No.                         (Continued)

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any participation agreement governing the sale of such a participation interest.
Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement, irrespective of the failure or insolvency of Lender or any such purchaser.

NOTICES. Any notice provided in this Agreement must be in writing and will be considered as given on the day it is received. If there is more than one Guarantor under this Agreement, notice to any Guarantor shall constitute notice to all Guarantors.

ADDITIONAL GUARANTIES. Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant, one or more additional guaranties of Borrower's Indebtedness in favor of Lender. Should this occur, the execution of this Agreement and any additional guaranties on the part of Guarantor will not be construed as a cancellation of this Agreement or any of Guarantor's additional guaranties; it being Guarantor's full intent and agreement that all such guaranties of Borrower's Indebtedness in favor of Lender shall remain in full force and effect and shall be cumulative in nature and effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

      Amendment. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific instance and for the specific purpose for which given.

      Caption Headings. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

      Governing Law. This Agreement shall be governed and construed in accordance with the substantive laws of the State of Louisiana.

      Intervention. And now intervenes herein Sonesta International Hotels Corporation, 200 Clarendon Street, Boston, Massachusetts 02116 ("Sonesta") who hereby guarantees payment of the Indebtedness and the performance of Guarantor in accordance with the terms and conditions contained herein. Sonesta acknowledges all the terms and conditions contained herein, including all waivers set forth above, and agrees to be solidarily bound with Guarantor hereunder and acknowledges that demand may be made directly on Sonesta for payments hereunder without first making any demand for payment or collection from Guarantor or Borrower. All conditions set forth herein are adopted by Sonesta and assumed by it for its own account except that Sonesta does not join in the grant of a security interest on any deposit accounts it might have with Lender and shall not apply to the accounts maintained by the Royal Sonesta Hotel.

      Prepayment. Guarantor shall have the option of prepaying the Indebtedness guaranteed hereunder by delivery to Bank at the time of payment all amounts due hereunder as of said date, i.e. principal and interest accrued and unpaid to date and all principal to become due which are guaranteed hereunder for the duration hereof.

      Limitations. (a) In the event of a foreclosure sale of the Hotel, the amount of this Guaranty shall equal the difference between the debt owed under the Note and the amount received by Lender from the proceeds of the foreclosure sale or the reasonably equivalent value agreed to by the parties should the Hotel be transferred by dation en paiement, in excess of the indebtedness owed to Lender under or in connection with the Original Term Note, but not in excess of the Maximum Amount. Lender shall have no duty to file and complete a foreclosure sale of the Hotel prior to making demand hereunder. The amount guaranteed hereunder shall be due and payable in accordance with Lender's demands set forth in the "Default" Section hereinabove. Further, in the event Lender receives funds held in the Operating Reserves, as defined in the Loan Agreement, after an Event of Default and is allowed to and does apply the funds so collected to the principal amount of the debt due under the Note, the amount of this Guaranty shall accordingly be also reduced. Should any proceeding or action cause the reversal of the application of such funds to the Note, the reduction hereunder shall also be reversed and the guaranteed portion adjusted accordingly.

                   (b) Lender hereby recognizes that Guarantor and Lender have entered into that certain Consent Letter dated September 15, 1993, wherein under certain conditions Guarantor may be released from its obligation to manage the Hotel, as defined in the Loan Agreement, which Agreement was confirmed as being applicable to the Note and Guarantor's obligations hereunder, by Agreement dated effective May 2, 1997. Should Guarantor be so released from its obligations to perform under the Management Agreement (other than a default by Guarantor thereunder) this Guaranty shall also be null and void in all respects from and after the date of such release in accordance with the terms of the Consent Letter. Guarantor shall remain liable, however, for obligations guaranteed hereunder which arose prior to the date of the release. Should Guarantor be released from its obligations thereunder due to a default by Guarantor, then this Guarantee may remain in full force and be demandable in accordance with the provisions under the "Default" section on page 1 hereof.

      Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

      Successors and Assigns Bound. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns.

      Waive Jury. Guarantor and Lender hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either against the other.



[CONTINUED ON NEXT PAGE]

05-01-97                      COMMERCIAL GUARANTY                        Page 5
Loan No.                         (Continued)

================================================================================



EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MAY 1, 1997.


GUARANTOR:

SONESTA LOUISIANA HOTELS CORPORATION


By:  /s/ Peter J. Sonnabend
     -----------------------
     Peter J. Sonnabend
Its: Vice President



SONESTA INTERNATIONAL HOTELS CORPORATION


By:  /s/ Peter J. Sonnabend
     -----------------------
     Peter J. Sonnabend
Its: Vice President